UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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[ ]	Soliciting Material Pursuant to §240.14a-12

1347 Property Insurance Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2018

April 20, 2018

To Our Stockholders:

You are cordially invited to attend our 2018 Annual Stockholders’ Meeting, which will be held at our offices at 1511 N. Westshore Blvd., Suite 820, Tampa, FL 33607, on Thursday, May 31, 2018, at 10:00 a.m., local time, and any adjournments or postponements thereof for the following purposes:

1.	To elect to the Board of Directors General E. Gray Payne and Douglas N. Raucy, nominated by the Board of Directors to serve as Class I directors for terms that will expire at the Company’s 2021 Annual Meeting of Stockholders;
2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2018;
3.	To approve the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan; and
4.	To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 2, 2018 are entitled to notice of, and to vote at, the Annual Meeting.

Please read the proxy statement and vote your shares as soon as possible. Your vote is very important. Please complete, sign, date and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. You may also attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Larry G. Swets
Larry G. Swets
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 31, 2018:

The Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders and Annual

Report on Form 10-K for the year ended December 31, 2017 are available at

http://www.proxyvote.com

TABLE OF CONTENTS

PROXY STATEMENT FOR 2018 ANNUAL MEETING OF STOCKHOLDERS	1

PROPOSAL 1: ELECTION OF DIRECTORS	4

DIRECTOR COMPENSATION	8

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018	10

PROPOSAL 3: APPROVAL OF THE 1347 PROPERTY INSURANCE HOLDINGS, INC. 2018 EQUITY INCENTIVE PLAN	11

AUDIT COMMITTEE REPORT	18

EXECUTIVE OFFICERS	19

COMPENSATION OF EXECUTIVE OFFICERS	19

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS	23

TRANSACTIONS WITH RELATED PERSONS	25

OTHER MATTERS	26

HOUSEHOLDING	26

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2019 ANNUAL MEETING	27

APPENDIX A — 1347 PROPERTY INSURANCE HOLDINGS, INC. 2018 EQUITY INCENTIVE PLAN	A-1

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1347 PROPERTY INSURANCE HOLDINGS, INC.

1511 N. Westshore Blvd, Suite 870

Tampa, FL 33607

PROXY STATEMENT FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors of 1347 Property Insurance Holdings, Inc. (the “Company”, “we”, “our” or “us”) for use at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 31, 2018, at 10:00 a.m., local time, at the Company’s corporate offices at 1511 N. Westshore Blvd., Suite 820, Tampa, FL 33607, and any adjournments or postponements of the Annual Meeting.

Why am I receiving these materials?

At the Annual Meeting, stockholders will act upon the matters described in the Notice of Meeting contained in this Proxy Statement, including the election of directors. You are receiving this Proxy Statement and the related form of proxy because you held shares of our common stock at the close of business on the Record Date (as defined below) and the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail under the heading “How do I vote?” below.

When were these materials mailed?

The Company began mailing this Proxy Statement and the related form of proxy on or about April 20, 2018.

Who is entitled to vote?

Stockholders of record at the close of business on April 2, 2018 (the “Record Date”) are entitled to vote in person or by proxy at the Annual Meeting. As of the Record Date, 5,984,766 shares of our common stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the Annual Meeting, during normal business hours, a complete list of all stockholders as of the Record Date will be available for examination by any stockholder at the Company’s offices located at 1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607. The list of stockholders will also be available at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to our solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other nominee), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee) to gain admittance to the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a “stockholder of record.” The accompanying Notice of Meeting, Proxy Statement and proxy card have been provided directly to you by the Company. You may vote by ballot at the Annual Meeting or vote by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet. If your shares are held for you by a broker, bank or other nominee (that is, held in “street name”), then you are not a stockholder of record. Rather, the broker, bank or other nominee is the stockholder of record and you are the “beneficial owner” of the shares. The accompanying Notice of Meeting and this Proxy Statement, as well as a voting instruction card, have been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the enclosed envelope, or follow the instructions on the voting instruction card for voting by telephone or Internet, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

What constitutes a quorum?

A majority of the 5,984,766 shares of common stock outstanding and entitled to vote on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by a properly executed proxy card that is marked “ABSTAIN” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, shares held of record by a broker, bank or other nominee who has not received voting instructions from the beneficial owner of the shares and lacks discretionary authority to vote on a matter (“broker non-votes”) will be counted as present for quorum purposes. However, although broker non-votes and abstentions are considered as present for purposes of establishing a quorum, we believe broker non-votes and abstentions will not be considered as votes cast for or against a proposal or director nominee except as otherwise described herein. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

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What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to (i) elect the two directors named in this Proxy Statement to the Company’s Board of Directors to serve as Class I directors for terms that will expire at the Company’s 2021 Annual Meeting of Stockholders, (ii) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, (iii) approve the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan, and (iv) transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

How do I vote?

If you are a holder of record, you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting and vote in person, your previously submitted proxy will be revoked and will not be counted.

You can vote by proxy using any of the following methods:

Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., ET, on May 30, 2018. Please see the proxy card for instructions on how to access the telephone and Internet voting systems.

Voting by Proxy Card. Each stockholder who receives proxy materials by mail may vote by completing, signing, dating and promptly returning the accompanying proxy card in the self-addressed stamped envelope provided. When you return a properly executed proxy card, the shares represented by your proxy will be voted as you specify on the proxy card. Your proxy card must be received prior to the Annual Meeting to be counted.

If you hold your shares in “street name,” you must either direct the broker, bank, or other nominee as to how to vote your shares, or obtain a proxy from the broker, bank, or other nominee, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards provided by your broker, bank, or other nominee for specific instructions on methods of voting, including by telephone or using the Internet.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign, date and return each proxy card you receive or follow the telephone or Internet voting instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. The accompanying proxy is solicited from the holders of record of our common stock on behalf of the Board of Directors of the Company and is revocable at any time, whether submitted via telephone, the Internet or by mail, by (i) delivering written notice of revocation to the Company prior to the Annual Meeting or (ii) properly completing, executing and delivering a later-dated proxy by mail prior to the Annual Meeting. Furthermore, the stockholders of record who are present at the Annual Meeting may revoke their previously submitted proxies by voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee will inform the inspector of the election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

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Which voting matters are considered routine or non-routine?

Proposal 1 regarding the election of the two Class I Directors named in this Proxy Statement and Proposal 3 regarding the approval of the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan are considered non-routine matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from beneficial owners.

Proposal 2 concerning the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 is considered a routine matter under applicable rules. Therefore, a broker, bank or other nominee may generally vote on this matter. No broker non-votes are expected in connection with Proposal 2.

What happens if I do not submit a proxy card and do not vote by telephone or Internet or do not submit voting instructions to my broker, bank or other nominee?

If you are a stockholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are the beneficial owner of shares held in street name and do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will only be authorized to vote in its discretion on Proposal 2 (ratification of our independent registered public accounting firm), which is considered a “routine matter” under applicable rules. The broker, bank or other nominee will not have the authority to vote on Proposal 1 (election of directors) or Proposal 3 (approval of our equity plan), as such matters are considered “non-routine”.

What are the Board’s recommendations?

The Board unanimously recommends a vote “FOR”:

1.	election of each of the two nominees named in this Proxy Statement to the Company’s Board of Directors as Class I Directors;
2.	ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and
3.	the approval of the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan.

What vote is required to approve each item?

As to the election of directors, a stockholder may vote “FOR” the election of each of the nominees proposed by the Board, or to “WITHHOLD” authority to vote for one or more of the proposed nominees. The election of a director requires the affirmative vote of a plurality of the votes cast by the holders of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, provided that a quorum is represented at the meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 1 (election of directors), proxies marked “WITHHOLD” and broker non-votes will have no impact on the election of directors.

With respect to Proposal 2 (ratification of BDO USA, LLP), a stockholder may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal.

With respect to Proposal 3 (approval of the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan), a stockholder may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. We believe that proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal.

With respect to other matters that may properly come before the meeting, if any, unless otherwise required by law, our Third Amended and Restated Certificate of Incorporation, our Second Amended and Restated By-Laws or the rules of Nasdaq, such matters may be approved by the affirmative vote of the majority of the votes properly cast for and against such matter by the holders of shares of our common stock.

How will votes be counted?

Although abstentions and broker non-votes are each included in the determination of the number of shares present, we believe they are not counted on any matters brought before the meeting.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company’s directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We do not compensate them for soliciting proxies. We may also engage a proxy solicitor on customary terms, in which case we would pay the expenses incurred by the proxy solicitor. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

How can I contact the members of the Board?

Stockholders may communicate with the full Board or individual directors by submitting such communications in writing to 1347 Property Insurance Holdings, Inc., Attn: Board of Directors (or the name of the individual director(s)), 1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607. Such communications will be delivered directly to the director(s).

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PROPOSAL 1:

ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three classes, with each class being elected to a three-year term. The Board is currently composed of seven directors, including two Class I Directors whose terms expire at the Annual Meeting, two Class II Directors whose terms expire at the Company’s 2019 Annual Meeting of Stockholders, and three Class III Directors whose terms expire at the Company’s 2020 Annual Meeting of Stockholders.

On March 5, 2017, Gordon G. Pratt retired as a Class II Director and Chairman of the Board. Upon his retirement, the Board appointed Larry G. Swets, Jr. to serve as Chairman of the Board. On April 3, 2017, the Board appointed Lewis M. Johnson as a Class II Director. At the Company’s 2017 Annual Meeting, the stockholders of the Company elected Mr. Swets, Scott D. Wollney and D. Kyle Cerminara as Class III Directors. At the Company’s 2016 Annual Meeting, the stockholders of the Company elected Dennis A. Wong as Class II Director.

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated General E. Gray Payne and Douglas N. Raucy to stand for election as Class I Directors at the Annual Meeting. If elected, General Payne and Mr. Raucy will each serve a three-year term expiring at the Company’s 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, retirement, resignation or removal. Mr. Horowitz, who has served as a Class I Director since April 2015, has not been re-nominated for re-election to the Board.

The Board of Directors knows of no reason that General Payne or Mr. Raucy might be unavailable to serve as the Class I Directors, and each has expressed an intention to serve, if elected. If General Payne or Mr. Raucy is unable to serve, the shares represented by all valid proxies will be voted “FOR” the election of such substitute nominee as the Board of Directors may recommend. There are no arrangements or understandings between any of the persons nominated to be a Class I Director and any other person pursuant to which any of such nominees was selected.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes cast by the holders of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, provided that a quorum is represented at the meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and “broker non-votes” will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of General Payne and Mr. Raucy as Class I Directors, unless specified otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF GENERAL E. GRAY PAYNE AND DOUGLAS N. RAUCY AS CLASS I DIRECTORS.

Directors

Director and Director Nominee Standing for Election (Class I):

Douglas N. Raucy, age 61, has served as our President and Chief Executive Officer and as a member of our Board of Directors since the inception of the Company in October 2012. He has served in the same positions at our wholly-owned subsidiary companies, Maison Insurance Company and at Maison Managers Inc. since their inception in October 2012. Prior to joining the Company, Mr. Raucy served as the Chief Executive Officer and President and as a member of the Board of Directors of Access Home Holdings LLC, Access Home Insurance Company and Access Home Managers LLC from August 2011 to October 2012. He also served as the Chief Executive Officer and President and as a member of the Board of Directors of Prepared Holdings LLC, Prepared Insurance Company and Prepared Managers LLC. From January 2001 to August 2008, he served as the Chief Operating Officer of the Institute of Business and Home Safety (IBHS), a property mitigation firm that focuses on disaster-resistance property research and education. Mr. Raucy’s prior executive experience also includes positions held during his 20 year tenure at Allstate Insurance Company, including his role as the Director and Founder of the National Catastrophe Team and National Catastrophe Center from 1995 through 2001, where he led Allstate Insurance Company’s efforts for every major national catastrophe. He previously served as a member of the advisory board for Marshall Swift/Boech and a consultant to the Ocean Research & Resources Advisory Panel, a U.S. federal advisory committee studying the effects of the ocean on global weather patterns. Mr. Raucy obtained a bachelor’s degree from Utah State University. We believe Mr. Raucy’s business and management experience make him a qualified and valuable member of our Board of Directors.

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General E. Gray Payne, age 70, has served on the Board of Directors of RELM Wireless Corporation (NYSE American: RWC), a company which designs, manufactures and markets two-way land mobile radios, repeaters and related components, since January 2017. He previously served as Senior Vice President of The Columbia Group (“TCG”) from September 2010 to September 2017, where he was responsible for managing the Marine Corps Programs Division (since September 2010) and the Navy Programs Division (since October 2013), with combined annual revenue of approximately $30 million. TCG is a federal consulting firm working with the Department of Defense, Department of Homeland Security, NOAA and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Since December 2011, General Payne has also provided consulting services to and served on the Advisory Council of Marstel-Day, LLC, located in Fredericksburg, Virginia, which consults in the areas of conservation, environmental compliance, and encroachment. Prior to September 2010, General Payne was on active duty with the Marine Corps for 10 years, retiring as a Major General. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. General Payne currently serves on the following non-profit boards: The Marine Corps Association & Foundation (since 2005), where he serves as Chairman of the Board of The Marine Corps Association, and VetCV (since December 2017). He received a B.S. in Economics from North Carolina State University and a M.S. in Strategic Studies from U.S. Army War College. We believe General Payne’s 40 years of service in the Marine Corps, as well as 18 years of experience in the private sector in the areas of financial management, operational improvement and strategic planning, qualify him to serve on our Board of Directors.

Directors Whose Present Terms Continue Until 2019 (Class II):

Dennis A. Wong, age 49, has served as a member of our Board of Directors since August 2015. Since 2005, Mr. Wong has served as the owner of and a consultant with Insurance Resolution Group, a consulting firm focused on providing strategic advisory and financial consulting to domestic and international companies with insurance or insurance related operations. From 1997 to 2005, Mr. Wong worked in a variety of corporate roles with Kemper Insurance Companies, a leading national insurance provider, including as Chief Financial Officer of its international operations. From 1991 to 1997, Mr. Wong worked as a public accountant with KPMG LLP, where he specialized in accounting and operational advisory services for the insurance industry. Mr. Wong obtained a Bachelor of Arts degree in Economics with an Accountancy Cognate from the University of Illinois. Mr. Wong is a Certified Public Accountant. We believe Mr. Wong’s qualifications to serve on our Board of Directors include his insurance industry experience, as well as his experience as an auditor for various insurance companies.

Lewis M. Johnson, age 48, was appointed to our Board of Directors on April 3, 2017. Since May 2016, Mr. Johnson has also served on the Board of Directors of Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial, and government markets, as well as RELM Wireless Corporation (NYSE American: RWC), a company which designs, manufactures and markets two-way land mobile radios, repeaters and related components. Since April 2012, Mr. Johnson has served as President, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds. In addition, since April 2012, Mr. Johnson has served as Co-Chief Investment Officer of CWA Asset Management Group, LLC, a wealth advisory firm associated with Fundamental Global Investors. Prior to co-founding Fundamental Global Investors, LLC and partnering with Capital Wealth Advisors, Mr. Johnson was a private investor from 2010 to 2012. From 2008 to 2010 Mr. Johnson served as Portfolio Manager and Managing Director at Louis Dreyfus Highbridge Energy, a diversified merchant energy company involved in the marketing and merchandising of energy commodities as well as the ownership and operation of energy-related infrastructure assets. Previously Mr. Johnson was a Senior Vice President, Portfolio Manager and Analyst at Pequot Capital from 2006 to 2007. Prior to joining Pequot Capital, he was a Vice President and Analyst at T. Rowe Price from 2000 to 2006. He interned as an Analyst at Capital Research and Management during the summer of 1999 and worked as a Vice President at AYSA from 1992 to 1998. Mr. Johnson received an MBA from the Wharton School of Business at the University of Pennsylvania in addition to a M.A. in Political Science and a B.A. in International Studies from Emory University, where he graduated Magna Cum Laude and was a member of Phi Beta Kappa. We believe Mr. Johnson’s extensive experience in the financial industry, including asset investment, capital allocation, finance and financial analysis of public companies, qualify him to serve on our Board of Directors.

Directors Whose Present Terms Continue Until 2020 (Class III):

Larry G. Swets, Jr., age 43, has served as a member of our Board of Directors since November 21, 2013 and has served as our Chairman since March 5, 2017. Mr. Swets currently serves as Chief Executive Officer of Kingsway Financial Services Inc. (TSX: KFS, NYSE: KFS). He has served as CEO since July 2010 and, since September 2013, as a member of the Board of Directors of Kingsway. Mr. Swets also served as President from July 2010 to March 2017 and as Executive Vice President of Corporate Development for Kingsway from January 2010 to July 2010. Before joining Kingsway, in 2005, Mr. Swets founded Itasca Financial LLC, an advisory and investment firm specializing in the insurance industry. Prior to his work at Itasca Financial, Mr. Swets served as an insurance company executive and advisor, including the roles of Director of Investments and Fixed Income Portfolio Manager for Kemper Insurance from June 1997 to May 2005. At Kemper Insurance, he also evaluated business units, executed corporate transactions and divestitures, and developed financial projections and analysis for the company during its runoff stage. Mr. Swets began his career in insurance as an intern in the Kemper Scholar program in 1994. Mr. Swets is a member of the Board of Directors of Kingsway, Itasca Capital Ltd. (TSX-V: ICL) and Limbach Holdings, Inc. (Nasdaq: LMB). Previously, he served as a member of the Board of Directors of Atlas Financial Holdings, Inc. (Nasdaq: AFH), from December 2010 to January 2018, United Insurance Holdings Corp. (Nasdaq: UIHC), from 2008 to March 2012, and Risk Enterprise Management Ltd. from November 2007 to May 2012. Mr. Swets obtained a bachelor’s degree from Valparaiso University and a master’s degree in finance from DePaul University. He is currently a member of the Young Presidents’ Organization. He also holds the Chartered Financial Analyst designation. We believe Mr. Swets’s qualifications to serve on our Board of Directors include his more than ten years of executive management and leadership experience in the insurance industry.

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Scott D. Wollney, age 49, was appointed to our Board of Directors on March 30, 2015. Since December 2010, Mr. Wollney has served as the President, Chief Executive Officer and Director of Atlas Financial Holdings, Inc. (Nasdaq: AFH), a specialty commercial automobile insurance company. From July 2009 until December 2010, Mr. Wollney was President and Chief Executive Officer of Kingsway America Inc. (KAI), a property and casualty holding company and subsidiary of Kingsway. From May 2008 to March 2009, he was the President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI), a property and casualty insurance company. Mr. Wollney co-founded Avalon Risk Management, Inc., an insurance broker, in 1998 and served as its President from 2002 to 2008. Mr. Wollney has more than 26 years of experience in property and casualty insurance. During his tenure in the industry, Mr. Wollney has held executive positions at both insurance companies as well as brokerage operations. Mr. Wollney is a MBA graduate of Northwestern University’s Kellogg School of Management with a concentration in finance and management strategy and holds a Bachelor of Arts degree from the University of Illinois. We believe Mr. Wollney’s qualifications to serve on our Board of Directors include his direct operating experience with respect to numerous disciplines which are critical to the insurance business.

D. Kyle Cerminara, age 40, was appointed to our Board of Directors on December 27, 2016. Mr. Cerminara has been Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds, since April 2012. Fundamental Global Investors, LLC is a significant stockholder of the Company. Mr. Cerminara has also served as the Co-Chief Investment Officer of CWA Asset Management Group, LLC d/b/a Capital Wealth Advisors (“CWA”), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC, since December 2012. In addition, he has served Ballantyne Strong, Inc., a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, as a director since February 2015, as its Chairman since May 2015 and as its Chief Executive Officer since November 2015. Mr. Cerminara also serves as President and Trustee of StrongVest ETF Trust and Chief Executive Officer of StrongVest Global Advisors, LLC. StrongVest Global Advisors, LLC, a wholly-owned subsidiary of Ballantyne Strong, is an investment advisor, and CWA is a sub-advisor, to CWA Income ETF, an exchange-traded fund and series of StrongVest ETF Trust. Mr. Cerminara is a member of the Board of Directors of a number of publicly-held companies focused in the technology, insurance and communication sectors, including Ballantyne Strong, Inc. (NYSE American: BTN), since 2015, RELM Wireless Corporation (NYSE American: RWC), a publicly-traded manufacturer, since 2015, and Itasca Capital, Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly-traded investment firm, since June 2016. He also served on the Board of Directors of Iteris, Inc. (Nasdaq: ITI), a provider of intelligent information solutions for traffic management, from August 2016 to November 2017, and Magnetek, Inc., a publicly-traded manufacturer, in 2015. Prior to co-founding FGI and partnering with Capital Wealth Advisors, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price from 2001 to 2007 and an Analyst at Legg Mason from 2000 to 2001. Mr. Cerminara received an MBA from the Darden School of Business at the University of Virginia and a B.S. degree in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst designation. We believe Mr. Cerminara brings to the Board the perspective of one of the Company’s largest stockholders. He also offers to the Board valuable insights obtained through his management and operational experience and extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies.

Board Meetings and Independence

During the year ended December 31, 2017, the Board of Directors held 11 formal meetings. No director attended fewer than 75% of (i) the total number of meetings held by the Board of Directors during the period for which he has been a director; and (ii) the total number of meetings held by all committees of the Board of Directors on which he served (during the period that he served). Independent members of our Board of Directors also meet in executive session without management present.

The Board has determined that five of its members are “independent directors” as defined under the applicable rules of the Nasdaq Stock Market and the Securities and Exchange Commission (the “SEC”). The five independent directors currently serving on the Board are Scott D. Wollney, Dennis A. Wong, Joshua S. Horowitz, D. Kyle Cerminara, and Lewis M. Johnson. The Board has also determined that General Payne would qualify as an independent director should stockholders elect him to our Board at the Annual Meeting. In making its determination of independence, the Board of Directors considered questionnaires completed by each director and director nominee and all ordinary course transactions between the Company and all entities with which the director or director nominee is employed. Nasdaq’s listing rules require that the Board of Directors be comprised of a majority of independent directors.

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Board Leadership Structure and Risk Oversight

Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Currently, the positions of Chairman of the Board and Chief Executive Officer are separated. The Chief Executive Officer currently serves as the only member of management on the Board.

The Chairman of the Board typically presides at all meetings of the Board and is elected to serve by the directors. The Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business.

Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board as disclosed in the descriptions of each of the committees herein and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. Our Board satisfies this responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company. The Board believes that the leadership structure described above facilitates the Board’s oversight of risks because it allows the Board, working through its committees, to participate actively in the oversight of management actions.

Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the Internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Audit Committee, with input from management, assesses the Company’s cybersecurity threats and the measures implemented by the Company to mitigate and prevent cyberattacks, and the Board receives periodic reports on the Company’s cybersecurity program.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

While we encourage all members of our Board of Directors to attend our annual stockholders’ meetings, there is no formal policy as to their attendance at annual stockholders’ meetings. All members of our Board of Directors attended the 2017 Annual Stockholders’ Meeting.

Code of Ethics

We have adopted a code of ethics applicable to all employees and directors of the Company, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our code of ethics has been posted on our corporate website: www.1347pih.com under the heading “Governance Documents”.

Board Committees and Committee Member Independence

Our Board of Directors has an Audit Committee, a Compensation and Management Resources Committee, and a Nominating and Corporate Governance Committee. The composition of each committee as of April 20, 2018 is outlined in the table below. Our Board of Directors utilizes the Nasdaq rules and independence standards in determining whether its members are independent.

	Audit Committee	Compensation & Management Resources Committee	Nominating & Corporate Governance Committee
D. Kyle Cerminara		X*	X*
Dennis A. Wong	X*
Joshua S. Horowitz	X	X
Scott D. Wollney	X		X

*Indicates committee chair

At the conclusion of the Annual Meeting , it is expected that General Payne, if elected as a director, will be appointed as a member of the Audit Committee and the Compensation and Management Resources Committee.

The following is a summary of the respective responsibilities of each of the Board’s standing committees. The Board of Directors has approved and adopted a written charter for each of the committees listed, copies of which are posted on the Company’s website at www.1347pih.com under the heading “Governance Documents”.

Audit Committee. The Audit Committee was appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of the Company’s internal audit function. The Audit Committee’s primary duties and responsibilities are to:

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●	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

●	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company.

●	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance.

●	Recommend the appointment of and monitor the independence and performance of the Company’s external auditors and the appointed actuary.

●	Provide an avenue of communication among the external auditors, the appointed actuary, management, and the Board.

●	Review the annual audited and quarterly financial statements with management and the external auditors.

Audit committee members shall meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the independence requirements of the Nasdaq listing standards and all other applicable rules and regulations. The Board of Directors has determined that Mr. Wong is the “audit committee financial expert” as that term is defined in SEC regulations. Each member of the Audit Committee is independent and satisfies the applicable requirements for Audit Committee membership under the Nasdaq rules. The Audit Committee held eight meetings during the year ended December 31, 2017.

Compensation and Management Resources Committee. The primary purpose of the Compensation and Management Resources Committee, or the Compensation Committee, is to assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s senior officers and subsidiary presidents and to provide recommendations to the Board in connection with directors’ compensation. The Compensation Committee receives input and recommendations from the Company’s executive officers. Neither the Compensation Committee nor management engaged a compensation consultant for compensation related to the fiscal year ended December 31, 2017. Each Compensation Committee member is independent and satisfies the applicable requirements for Compensation Committee membership under the Nasdaq rules. The Compensation Committee held six meetings during the year ended December 31, 2017.

Nominating and Corporate Governance Committee. The purpose of the Nominating and Corporate Governance Committee, or the Nominating Committee, is to identify, evaluate and recommend individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, select, or recommend that the Board select the director nominees to stand for election at each annual or special meeting of stockholders of the Company in which directors will be elected or to fill vacancies on the Board, develop and recommend to the Board a set of corporate governance principles applicable to the Company, oversee the annual performance evaluation of the Board and its committees and management, and otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Company, including recommending directors eligible to serve on all committees of the Board. Each Nominating Committee member is independent and satisfies the applicable requirements for Nominating Committee membership under the Nasdaq rules. The Nominating Committee did not hold any meetings during the year ended December 31, 2017 as all matters were voted upon by unanimous written consent.

Although the Nominating Committee has not formulated any specific minimum qualifications that the committee believes must be met by a director-nominee that the committee recommends to the Board, the factors it will take into account will include judgement, skill, diversity, experiences with businesses and other organizations of comparable size and scope, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board. Each of the Company’s current directors was recommended by independent members of the Board of Directors. The Nominating Committee, upon the recommendation of Mr. Cerminara, a director of the Company, Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC and Chairman and Chief Executive Officer of Ballantyne Strong, Inc., and Mr. Johnson, a director of the Company and President, Co-Founder and Partner of Fundamental Global Investors, LLC, recommended that the Board nominate General Payne to stand for election as a director at the Annual Meeting. In recommending General Payne as a director, the committee considered his extensive strategic, operational and leadership experience, including 40 years of service in the Marine Corps and 18 years of experience in the private sector in the areas of financial management, operational improvement and strategic planning. The Nominating Committee will consider recommendations for directorships submitted by stockholders. Any such director nominee recommendations must be addressed to the Secretary of the Company, 1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607, and include appropriate biographical information concerning each proposed nominee. The secretary will forward recommendations to the Nominating Committee and those candidates will be given the same consideration as all other candidates. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment as well the submitting stockholder’s name, address and telephone number and number of shares held. The committee may require the recommended candidate to furnish additional information.

DIRECTOR COMPENSATION

The Board determines the form and amount of non-employee director compensation after its review of recommendations made by the Compensation Committee. Non-employee directors receive such compensation as determined by a majority of the Board. Directors who are employees of the Company do not receive compensation for their service as directors.

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During the year ended December 31, 2017, the Company compensated non-employee directors with cash payments that included a yearly fee of $50,000 paid, in four equal quarterly installments, to each member of the Board serving at each payment date, as well as an additional $25,000 paid to the Chairman of the Board and an additional $15,000 paid to the Chairman of the Audit Committee.

Director Share Matching Arrangements

On May 31, 2017, the Compensation Committee approved a share matching arrangement for certain purchases made by the Company’s non-employee directors. Each current non-employee director had the opportunity, independently and without assistance from the Company, to purchase up to 3,333 shares of the Company’s common stock, through the open market and during the six months beginning on May 31, 2017 and ending on November 30, 2017, and at the end of the six-month purchase period, the Company agreed to match any such shares purchased by the director with a grant of RSUs of the Company equal to two RSUs for each share purchased them. Accordingly, on December 15, 2017, the Committee granted 6,666 RSUs to each of directors Swets, Cerminara, Horowitz, Johnson and Wong.

Each RSU will entitle the grantee to one share of the Company’s common stock upon the vesting date of the RSU, which shall vest 20% per year over a period of five years following the date granted, subject to each director’s continued service on the Board, provided that if a director makes himself available and consents to be nominated by the Company for continued service but is not nominated by the Board for election by the stockholders, other than for good reason as determined by the Board in its discretion, then such director’s RSUs shall vest in full as of his last date of service as a director with the Company. Directors will be required to maintain ownership of the shares purchased through the full five-year vesting period, except as set forth above. Pursuant to the terms of the share matching arrangement, as Mr. Horowitz was not nominated by the Board for re-election as a director at the Annual Meeting, his 6,666 RSUs will vest in full upon the conclusion of the Annual Meeting.

The RSUs granted to the directors pursuant to the share matching arrangements were granted under the Company’s Amended and Restated 2014 Equity Incentive Plan. The following table sets forth information with respect to compensation earned by each of our non-employee directors for the year ended December 31, 2017. Mr. Raucy did not receive any compensation for his service as a director as he is the President and Chief Executive Officer of the Company.

Non-Employee Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(7)	Total ($)
Larry G. Swets, Jr.(3)	68,750	47,995	116,745
Scott D. Wollney	50,000	—	50,000
Joshua S. Horowitz	50,000	47,995	97,995
Dennis A. Wong(4)	65,000	47,995	112,995
D. Kyle Cerminara	50,000	47,995	97,995
Lewis M. Johnson(5)	37,500	47,995	85,495
Gordon G. Pratt(6)	18,750	—	18,750

1.	In addition to their compensation, directors are reimbursed for travel and other reasonable out-of-pocket expenses related to their attendance at board or committee meetings. These expenses have not been included in the table above.
2.	Stock awards represent the aggregate grant date fair value of 6,666 restricted stock units granted on December 15, 2017 to each of directors Swets, Horowitz, Wong, Cerminara, and Johnson as described above under the heading “Director Share Matching Arrangements.” The aggregate grant date fair value for the RSUs has been presented in the table above in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The RSUs were valued using the closing price of the Company’s common shares on the grant date ($7.20), multiplied by the number of RSUs granted to the director. For additional information relating to the assumptions made in valuing and expensing these awards refer to Note 2 - Significant Accounting Policies and Note 10 - Equity Incentive Plan in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.
3.	Mr. Swets’ fees include $50,000 for serving on the Board as well as $18,750 for serving as Chairman of the Board. Mr. Swets was appointed as Chairman on March 5, 2017 replacing our former Chairman, Gordon G. Pratt, who retired from our Board of Directors also on March 5, 2017. Messrs. Swets and Pratt were each paid their pro-rata portion of the annual $25,000 fee paid to the Chairman of the Company’s Board of Directors.
4.	Mr. Wong’s fees include $50,000 for serving on the Board as well as $15,000 for serving as Chairman of the Audit Committee.
5.	As Mr. Johnson was not appointed to the Board until April 3, 2017, his compensation includes his pro-rata portion of the annual $50,000 fee paid for serving as Director.
6.	As Mr. Pratt retired from our Board of Directors on March 5, 2017, his compensation includes his pro-rata portion of the annual $25,000 fee paid for serving as Chairman of our Board and also his pro-rata portion of the annual $50,000 fee paid for serving as Director.
7.

Below is the aggregate number of stock awards and option awards outstanding for each director as of December 31, 2017:

Mr. Raucy – 70,984 stock options and 52,500 restricted stock units.

Mr. Swets – 17,745 fully exercisable stock options (does not include warrants or performance shares held by affiliates of KFSI, of which Mr. Swets is the Chief Executive Officer).

Mr. Horowitz – 6,666 restricted stock units.

Mr. Wong – 6,666 restricted stock units.
Mr. Cerminara – 6,666 restricted stock units.

Mr. Johnson – 6,666 restricted stock units.

Mr. Pratt – 17,745 fully exercisable stock options (does not include stock or warrants held by affiliates of Mr. Pratt).

Pursuant to the terms of the share matching arrangement discussed in footnote 2 above, as Mr. Horowitz was not nominated by the Board for re-election as a director at the Annual Meeting, his 6,666 restricted stock units will vest in full upon the conclusion of the Annual Meeting.

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PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018

At the Annual Meeting, stockholders will be asked to ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the year ending December 31, 2018. The Audit Committee of our Board of Directors has appointed BDO as our independent registered public accounting firm for the year ending December 31, 2018. BDO also served as our independent registered public accounting firm for the year ended December 31, 2017. If the stockholders do not ratify the appointment of BDO, our Board may consider the selection of other independent registered public accounting firms for 2018, but will not be required to do so.

Stockholder ratification of the appointment of BDO is not required by our Third Amended and Restated Certificate of Incorporation or our Second Amended and Restated By-Laws. However, our Board of Directors is submitting the appointment of BDO to the stockholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2018 if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

Representatives of BDO will not be present at the Annual Meeting.

In considering the reappointment of BDO as our independent registered public accounting firm, the Audit Committee considered BDO’s qualifications, experience, independence, tenure as our independent registered public accounting firm and its related depth of understanding of our businesses, operations and systems. The Audit Committee and the Board of Directors believe that the continued retention of BDO as our independent registered public accounting firm is in the best interests of the Company and our stockholders at this time.

Required Vote

Ratification requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Proxies marked “ABSTAIN” and broker non-votes shall not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal. A broker, bank or other nominee who has not been furnished voting instructions from a beneficial owner will be authorized to vote on Proposal 2 as it is a “routine” matter under applicable rules. Therefore, no broker non-votes are expected in connection with this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

Principal Accountant Fees and Services

The consolidated financial statements for the years ended December 31, 2017 and 2016 have been audited by BDO, our independent registered public accounting firm. Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by BDO. Fees for all services provided by BDO were pre-approved by the Audit Committee. The following table shows the fees that we incurred for professional services rendered by BDO for 2017 and 2016.

	Year ended December 31,
	2017	2016
Audit fees(1)	$218,055	$168,280
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$218,055	$168,280

1.	Includes professional fees billed for the audits of our financial statements, the review of interim condensed financial statements, fees in the amount of $22,500 for the review of our registration statement associated with the underwritten public offering of our 8.00% Cumulative Preferred Stock, Series A, and other professional services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.

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PROPOSAL 3:

APPROVAL OF THE 1347 PROPERTY INSURANCE HOLDINGS, INC. 2018 EQUITY INCENTIVE PLAN

Our Board of Directors approved the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) on March 22, 2018, subject to approval by our stockholders. We are recommending that stockholders approve the 2018 Plan because we believe that the 2018 Plan will be essential to our continued success, by allowing the Company to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of our stockholders.

If approved by our stockholders, the 2018 Plan will be the successor to the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Prior Plan”). If the 2018 Plan is approved by our stockholders, no further awards will be made under the Prior Plan. However, outstanding awards granted under the Prior Plan before stockholder approval of the 2018 Plan will remain outstanding in accordance with their terms.

Stockholders are being asked to approve the 2018 Plan to authorize the issuance of up to 300,000 shares of our common stock pursuant to awards under the 2018 Plan. None of the shares that are available under the Prior Plan prior to stockholder approval of the 2018 Plan will be rolled over into the share reserve under the 2018 Plan.

Based on our historical equity grant practices, we believe that, if our stockholders approve the 2018 Plan, the shares reserved for issuance under the 2018 Plan will be sufficient for us to continue granting equity awards for approximately three years. Without stockholder approval of the 2018 Plan, we may be required to increase the cash components of our compensation program, which would inhibit our ability to align interests of our executives with those of our stockholders.

Stockholders are also being asked to approve the 2018 Plan for the following reasons:

●	To approve an annual limit of $200,000 that will apply to the grant date fair value of equity awards that may be granted to any one non-employee director under the 2018 Plan, plus the amount of cash fees paid to the non-employee director during the year.

●	To authorize the grant of stock options that qualify for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code.

Plan Highlights

The 2018 Plan contains a number of provisions that are consistent with our compensation philosophy and designed to protect the interests of our stockholders, including the following:

Feature	Description
No “Liberal” Change in Control Definition

The 2018 Plan does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change in control provisions in the 2018 Plan to be triggered.

No Automatic “Single-Trigger” Vesting on a Change in Control

The 2018 Plan generally provides for “double-trigger” vesting of equity awards that are assumed in a change in control transaction, which means that awards which are assumed in the transaction generally will continue to vest based on continued service, or, if earlier, upon a termination by the Company without cause or by the participant for good reason, within two years after the change in control.

Awards that are not assumed in the transaction would vest on a “single-trigger” basis upon a change in control.

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Feature	Description
No Liberal Share Recycling	The 2018 Plan prohibits “liberal share recycling”, which means that shares used to pay the exercise price of a stock option, shares used to satisfy a tax withholding obligation with respect to any award, and shares that are repurchased by the Company with stock option proceeds will not be added back to the 2018 Plan. In addition, when a stock appreciation right is settled in shares, all of the shares underlying the stock appreciation right will be counted against the share limit of the 2018 Plan.

No Discounted Stock Options or Stock Appreciation Rights	The 2018 Plan does not permit the use of “discounted” stock options or stock appreciation rights.

No Re-Pricing of Stock Options or Stock Appreciation Rights; No Reload Awards

The 2018 Plan does not permit the “re-pricing” of stock options and stock appreciation rights without stockholder approval. This includes a prohibition on cash buyouts of underwater options or stock appreciation rights and “reloads” in connection with the exercise of options or stock appreciation rights.

No Dividends or Dividend Equivalents on Unvested Awards or on Stock Options/Stock Appreciation Rights

No dividends or dividend equivalents will be paid currently while awards are unvested. Instead, any dividends or dividend equivalents with respect to unvested awards will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance goals). Additionally, no dividend equivalents will be granted with respect to any shares underlying a stock option or stock appreciation right.

A summary of the material terms of the 2018 Plan is provided below, and the complete text of the 2018 Plan is attached as Appendix A to this proxy statement. The following summary of the 2018 Plan does not purport to be complete and is qualified in its entirety by reference to Appendix A.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the 2018 Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (or “SARs”), restricted shares, restricted share units, and other share-based awards. No awards may be made under the 2018 Plan after March 22, 2028, or such earlier date as the Board of Directors may terminate the 2018 Plan.

Administration

The 2018 Plan will be administered by the Compensation & Management Resources Committee of the Board of Directors (the “Compensation Committee”), or by such other committee or subcommittee as may be appointed by our Board, and which consists entirely of two or more individuals who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent directors” within the meaning of applicable stock exchange rules. The Compensation Committee can make rules and regulations and establish such procedures for the administration of the 2018 Plan as it deems appropriate, and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws. Our Board of Directors also reserves the authority to administer and issue awards under the 2018 Plan.

Eligibility

The 2018 Plan provides for awards to our non-employee directors and to employees and consultants of the Company and our subsidiaries who are selected by the Compensation Committee, except that incentive stock options may only be granted to our employees and employees of our subsidiaries. It is currently anticipated that approximately 10 employees  and 6 non-employee directors will be eligible for awards under the 2018 Plan, at the discretion of the Compensation Committee.

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Shares Available

The maximum number of shares that may be issued or transferred with respect to awards under the 2018 Plan is 300,000 shares, subject to adjustment in certain circumstances as described below. Shares issued under the 2018 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled, or surrendered without the issuance of shares generally will again be available for issuance under the 2018 Plan. However, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the 2018 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2018 Plan, regardless of the number of shares used to settle the SAR.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market.

Non-Employee Director Award Limit

The 2018 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

Stock Options

Subject to the terms and provisions of the 2018 Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options (all of the shares available for issuance under the 2018 Plan may be issued pursuant to incentive stock options), or as non-qualified stock options. Subject to the limits provided in the 2018 Plan, the Compensation Committee or its delegate will determine the number of options granted to each recipient. Each option grant will be evidenced by a stock option agreement that specifies whether the options are intended to be incentive stock options or non-qualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of April 19, 2018, the closing price of our common stock as reported on The Nasdaq Stock Market was $6.75  per share. The method of exercising a stock option granted under the 2018 Plan will be set forth in the applicable award agreement and may include payment of cash or cash equivalent, tender of previously acquired shares with a fair market value equal to the exercise price, a cashless exercise (including withholding of shares otherwise deliverable on exercise or a broker-assisted arrangement as permitted by applicable laws), a combination of the foregoing methods, or any other method approved by the Compensation Committee in its discretion.

The grant of a stock option does not accord the recipient any of the rights of a stockholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant SARs under the 2018 Plan. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Restricted Shares

Under the 2018 Plan, the Compensation Committee may grant or sell restricted shares to plan participants (i.e., shares that are subject to a substantial risk of forfeiture based on continued service and/or the achievement of performance objectives and that are subject to restrictions on transferability). Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted shares, the recipient will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive dividends and other distributions paid or made with respect to the restricted shares, except that any dividends with respect to unvested will be accumulated or reinvested in additional restricted shares until the vesting of the award. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

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Restricted Share Units

Under the 2018 Plan, the Compensation Committee may grant or sell to plan participants restricted share units, which constitute an agreement to deliver shares (or an equivalent value in cash) to the participant at the end of a specified restriction period and subject to such other terms and conditions as the Compensation Committee may specify. Restricted share units are not shares and do not entitle the recipients to any of the rights of a stockholder. Restricted share units will be settled in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Other Share-Based Awards

The 2018 Plan also provides for grants of other share-based awards under the plan, which may include unrestricted shares or time-based or performance based unit awards that are settled in shares or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Dividend Equivalents

As determined by the Compensation Committee in its discretion, restricted share units or other share-based awards may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance objectives). No dividend equivalents shall be granted with respect to shares underlying any stock option or SAR.

Performance Objectives

The plan provides that performance objectives may be established by the Compensation Committee in connection with any award granted under the 2018 Plan. Performance objectives may relate to the performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group or companies or a special index of companies. Any such performance objectives will be based on the achievement of one or more criteria selected by the Compensation Committee, which may include (but shall not be limited to) the following: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre- or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total stockholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels.

Change in Control

The 2018 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2018 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without “cause”, or by the participant for “good reason”. Any stock options or SARs that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

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To the extent outstanding awards granted under the 2018 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The Compensation Committee has the discretion to determine whether or not any outstanding awards granted under the 2018 Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2018 Plan, a “change in control” generally includes (a) the acquisition of 50% or more of the company’s common stock; (b) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; or (c) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set out in the 2018 Plan.

Whether a participant’s employment has been terminated for “cause” will be determined by the Company. Unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “cause”, as a reason for termination of a participant’s employment generally includes (a) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the participant’s duties to the Company or a subsidiary that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company’s policies and practices; (b) intentional damage to the Company’s (or a subsidiary’s) assets; (c) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (d) improper, willful and material disclosure or use of the Company’s (or a subsidiary’s) confidential information or other willful material breach of the participant’s duty of loyalty to the Company or a subsidiary; (e) a willful, material violation of the Company’s policies and procedures as set out in its employee handbook or a material violation of the Company’s code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (f) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company or a subsidiary.

For purposes of the 2018 Plan, unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are materially inconsistent with the Participant's duties or responsibilities as assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution in of the participant’s duties or responsibilities, unless remedied by the Company promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its agreed obligations to the participant, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company promptly after receipt of notice from the Participant.

Forfeiture and Recoupment of Awards

Awards granted under the 2018 Plan may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the 2018 Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, make such an equitable, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

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Transferability

Except as the Compensation Committee otherwise determines, awards granted under the 2018 Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the 2018 Plan may provide that any shares issued as a result of the award will be subject to further restrictions on transfer.

Amendment; Prohibition on Re-Pricing

The Board of Directors may amend, alter or discontinue the 2018 Plan at any time, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the plan to comply with applicable law, stock exchange rules or accounting rules.

Except in connection with a corporate transaction, no award may be amended or otherwise subject to any action that would be treated as a “re-pricing” of such award, unless such action is approved by our stockholders.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2018 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us.

Restricted Shares. A participant will not recognize taxable income at the time of grant of restricted shares, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares.

Restricted Share Units. A participant will not recognize taxable income at the time of grant of a restricted share unit award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us.

Other Share-Based Awards and Cash-Based Awards. Generally, participants will recognize taxable income at the time of payment of cash-based awards and at the time of settlement of other share-based awards (with the amount of income recognized pursuant to other share-based awards generally being equal to the amount of cash and the fair market value of any shares delivered under the award).

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Tax Deductibility of Compensation Provided Under the 2018 Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the 2018 Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company, and the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, expanded the scope of Section 162(m) in several respects, including by repealing an exemption from the $1 million deduction limit for “qualified performance-based compensation”, generally effective for taxable years beginning after December 31, 2017. As a result, except as otherwise permitted pursuant to applicable transition rules, compensation paid in 2018 or a later fiscal year to one of our covered employees generally would not be deductible by the Company to the extent that it exceeds $1 million.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the 2018 Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of shares under the 2018 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the 2018 Plan by the Company’s stockholders.

New Plan Benefits

Because it is within the discretion of the Compensation Committee to determine which non-employee directors, employees and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the 2018 Plan or the amount of such awards.

Required Vote

Approval of the 2018 Plan requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock present in person or represented by proxy at the Annual Meeting. A stockholder may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. We believe that proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against this Proposal and will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2018 EQUITY INCENTIVE PLAN.

Equity Compensation Plan Information

The table below shows information regarding awards outstanding and shares of common stock available for issuance as of December 31, 2017 under the Prior Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	306,286	$7.95	48,626
Equity compensation plans not approved by security holders(1)	—	—	136,054
Total	306,286	$7.95	184,680

(1) Includes shares of our common stock that could be acquired by our Chief Operating Officer, Daniel E. Case, pursuant to the restricted stock unit matching arrangement between the Company and Mr. Case, as described herein under “Compensation of Executive Officers — Appointment of New Chief Operating Officer” and in accordance with Nasdaq Listing Rule 5635(c)(4).

As of April 20, 2018, 48,626 shares remain available for issuance under the Prior Plan.

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AUDIT COMMITTEE REPORT

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its general oversight of the Company’s financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm, BDO, is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2017 with management.

2.	The Audit Committee has discussed with BDO, the Company’s independent auditors for the year ended December 31, 2017, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees.

3.	The Audit Committee has received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence.

4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

/s/ Dennis A. Wong, Chairman

/s/ Joshua S. Horowitz

/s/ Scott D. Wollney

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EXECUTIVE OFFICERS

Below is biographical information for our executive officers. Mr. Raucy’s information can be found above under the subheading “Directors”. The executive officers listed in the “Summary Compensation Table” under “Executive Compensation” below represent our “named executive officers” for the fiscal year ended December 31, 2017.

John S. Hill, CPA, age 61, has served as our Vice President and Chief Financial Officer since July 2013 and was also appointed as Secretary in March 2015. He has served as the Vice President, Secretary, Treasurer and Director of our subsidiary, Maison Company and has held the roles of Vice President, Treasurer and Director for our subsidiary, Maison Managers Inc. Prior to joining our company, Mr. Hill served as an Accounting Manager at AmeriLife Group, LLC, a company involved in the distribution of annuity, life and health insurance products, from June 2013 to July 2013 and as the founder and owner of his consulting business, Hill Consulting Services LLC from July 2009 to June 2013. From June 2010 to September 2011, Mr. Hill served as the Chief Financial Officer of Prepared Insurance Company and prior to that, he served as the Chief Financial Officer, Controller and Treasurer of Travelers of Florida from May 1998 to June 2009. Mr. Hill also served as the Chief Financial Officer of Carolina Casualty Insurance Company from 1989 to 1997. Mr. Hill served on the Board of Governors of the Florida Automobile Joint Underwriting Association from 1999 through 2003. Mr. Hill’s executive experience includes his prior roles as a national insurance audit instructor and peer review team member in KPMG’s insurance practice. He also holds the designation of certified public accountant (inactive) and is a member of the American Institute of CPAs. Mr. Hill obtained a bachelor’s degree from Iowa State University with a double major in economics and accounting.

Dean E. Stroud, age 66, has served as our Vice President and Chief Underwriting Officer and has been a member of the Board of Directors of Maison Company since October 2012 and a member of the Board of Directors and Secretary of Maison Managers, Inc. since February 2015. Prior to joining the Company, he was the Chief Underwriting Officer and a member of the Board of Directors of Access Home Insurance Company in Baton Rouge, Louisiana from September 2011 to October 2012, where he managed and supervised company underwriting operations. Mr. Stroud served as the Senior Underwriting Consultant of Americas Insurance Company from January 2011 to September 2011 and prior to that, served as their Chief Underwriting Officer from April 2010 to January 2011. From October 2003 to May 2009, he was the Vice President of MacNeill Group, Inc., where he directed Louisiana underwriting and claims operations as a service provider for Citizens. Mr. Stroud’s prior executive experience also includes several positions held at Audubon Insurance Company, which he joined in 1971. At Audubon Insurance Company, Mr. Stroud held the position of Senior Vice President with responsibility for companywide standard lines underwriting operations and all company branch offices. Subsequently, Mr. Stroud became President and Chief Operating Officer of Audubon Insurance Group and President of Audubon Insurance Company and Audubon Indemnity Company. He also was a director of Audubon Insurance Company and Audubon Indemnity Company. Mr. Stroud has held positions on advisory committees to the Professional Insurance Agents of Louisiana and has served on the Board of Directors of the Property Insurance Association of Louisiana. He earned a Bachelor of Arts degree from Louisiana State University in 1974.

Daniel E. Case, age 39, has served as our Chief Operating Officer since May 23, 2017. Mr. Case has 17 years of experience in financial services during which time he has focused exclusively on the insurance and reinsurance industries. Prior to joining the Company, Mr. Case was an Executive Vice President at BMS Re, an independent reinsurance intermediary, from September 2016 to March 2017, and a founding partner at Advocate Reinsurance Partners, a privately-held reinsurance intermediary for middle-market insurance carriers, captives, risk retention groups and other specialty insurance operations, from October 2010 until its purchase by BMS Re in September 2016. At Advocate Reinsurance Partners, Mr. Case led the property reinsurance practice and advised both personal lines and commercial clients with catastrophe exposure. Mr. Case began his career as an analyst in Banc of America Securities’ Financial Institutions Group in 2000, where he worked in raising both private and public capital until 2002. In 2002, Mr. Case joined Aon Benfield Securities, a specialist investment bank, where he served the insurance and reinsurance industries until 2006. In 2006, he joined HBK Investments, an investment management firm based in Dallas, Texas, as an analyst managing private equity, collateralized reinsurance investments, and traded securities in the property casualty insurance and reinsurance market. Mr. Case was also a partner at TigerRisk Partners, an independent reinsurance intermediary, from 2009 – 2010. Mr. Case obtained a B.A. in Mathematics-Economics from Wesleyan University.

COMPENSATION OF EXECUTIVE OFFICERS

With respect to executive compensation, the Compensation Committee’s primary goal is to retain and motivate highly skilled executives aligning their pay with the Company’s performance and stockholder returns. Our compensation consists primarily of five components: (i) base salary, (ii) an annual cash bonus, (iii) equity-based incentive awards, (iv) retirement benefits in the form of Company paid matching and profit sharing contributions to the Company’s 401(k) retirement plan, and (v) premiums paid by the Company on the behalf of our employees for health, dental, life and other ancillary insurance coverage.

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The following table summarizes the compensation for our named executive officers for the years shown. The Company does not have any employment agreements with its employees.

SUMMARY COMPENSATION TABLE FOR 2016-2017
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	All Other Compensation ($)(2)	Total ($)
Douglas N. Raucy	2017	315,000	—	288,000	34,583	637,583
President and Chief Executive Officer	2016	300,000	75,000	—	36,591	411,591

John S. Hill	2017	207,717	—	230,400	25,912	464,029
VP, Chief Financial Officer, and Secretary	2016	190,000	35,000	—	27,583	252,583

Dean E. Stroud	2017	197,500	—	21,600	11,374	230,474
VP and Chief Underwriting Officer	2016	190,000	35,000	—	11,670	236,670

Dan E. Case(3)	2017	172,933	30,000	—	17,467	220,400
Chief Operating Officer	2016	—	—	—	—	—

(1)	Stock awards consist of 40,000, 32,000 and 3,000 restricted stock units, or RSUs, granted to Messrs. Raucy, Hill and Stroud, respectively, on December 15, 2017. Each RSU granted entitles the grantee to one share of the Company’s common stock upon the vesting date of the RSU. The RSUs vest 20% per year over five years following the date granted, subject to continued employment through such vesting date. Prior to the vesting of the RSUs, the grantee will not be entitled to any dividends declared on the Company’s common stock. The RSUs do not expire; however, should the grantee discontinue employment with the Company for any reason other than death or disability, all unvested RSUs will be deemed forfeited on the date employment is discontinued. The Board of Directors may, in its discretion, accelerate vesting in the event of early retirement. The aggregate grant date fair value for the RSUs has been presented in the table above in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The RSUs were valued using the closing price of the Company’s common shares on the grant date ($7.20), multiplied by the number of RSUs granted to each named executive officer. For additional information relating to the assumptions made in valuing and expensing these awards refer to Note 2 - Significant Accounting Policies and Note 10 - Equity Incentive Plan in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.
(2)	All other compensation represents premiums paid by the Company for medical, dental, life and other ancillary insurance benefits provided to each of the named executive officers listed.
(3)	The compensation presented in the table above for Mr. Case represents the partial year beginning on May 23, 2017, his first day of employment with the Company.

The following table shows the number of outstanding stock options that are held by our named executive officers as of December 31, 2017. The Company’s named executive officers did not exercise any stock options during the year ended December 31, 2017.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR-END
		Option awards				Stock awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Douglas N. Raucy	03/31/2014(1)	52,256	13,065	8.00	03/31/2019	—	—
	04/04/2014(1)	4,530	1,133	8.69	04/04/2019	—	—
	05/29/2015(2)	—	—	—	—	12,500	90,625
	12/15/2017(3)	—	—	—	—	40,000	290,000
	03/31/2014(1)	8,622	2,156	8.00	03/31/2019	—	—
John S. Hill	04/04/2014(1)	748	187	8.69	04/04/2019	—	—
	05/29/2015(2)	—	—	—	—	4,000	29,000
	12/15/2017(3)	—	—	—	—	32,000	232,000
Dean E. Stroud	03/31/2014(1)	17,506	4,376	8.00	03/31/2019	—	—
	04/04/2014(1)	1,518	379	8.69	04/04/2019	—	—
	05/29/2015(2)	—	—	—	—	4,000	29,000
	12/15/2017(3)	—	—	—	—	3,000	21,750

(1)	The March 31, 2014 and April 4, 2014 option grants to our named executive officers vest as follows: (i) 20% on date of grant, and (ii) 20% on each of the next four anniversaries of grant date.
(2)	Stock awards consist of 12,500, 4,000 and 4,000 RSUs granted to Messrs. Raucy, Hill and Stroud, respectively, on May 29, 2015. Each RSU granted entitles the grantee to one share of the Company’s common stock upon the vesting date of the RSU. The RSUs vest as follows: (i) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $10.00 per share; and (ii) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $12.00 per share. Prior to the vesting of the RSUs, the grantee will not be entitled to any dividends declared on the Company’s common stock. The RSUs do not expire; however, should the grantee discontinue employment with the Company for any reason other than death or disability, all unvested RSUs will be deemed forfeited on the date employment is discontinued.
(3)	Stock awards consist of 40,000, 32,000, and 3,000 RSUs granted to Messrs. Raucy, Hill and Stroud, respectively, on December 15, 2017. Each RSU granted entitles the grantee to one share of the Company’s common stock upon the vesting date of the RSU. The RSUs vest 20% per year over five years following the date granted, subject to continued employment through such vesting date. Prior to the vesting of the RSUs, the grantee will not be entitled to any dividends declared on the Company’s common stock. The RSUs do not expire; however, should the grantee discontinue employment with the Company for any reason other than death or disability, all unvested RSUs will be deemed forfeited on the date employment is discontinued. The Board of Directors may, in its discretion, accelerate vesting in the event of early retirement.

Executive Officer Share Matching Arrangements

On May 31, 2017, the Compensation Committee approved a share matching arrangement for certain purchases made by Douglas N. Raucy, John S. Hill and Dean E. Stroud. Messrs. Raucy, Hill and Stroud had the opportunity to purchase up to 20,000, 20,000, and 10,000 shares of the Company’s common stock, respectively, in each case through the open market, independently and without assistance from the Company, during the six months beginning on May 31, 2017 and ending on November 30, 2017 and, at the end of the six-month purchase period, the Company agreed to match any such shares purchased by them with a grant of restricted stock units, or RSUs, of the Company equal to two RSUs for each share purchased by them. Accordingly, on December 15, 2017, the Committee granted 40,000, 32,000 and 3,000 RSUs to Messrs. Raucy, Hill and Stroud, respectively.

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Each RSU will entitle the grantee to one share of the Company’s common stock upon the vesting date of the RSU, which shall vest 20% per year over a period of five years following the date granted, subject to each officer’s continued employment with the Company. The officers will be required to maintain ownership of the shares purchased through the full five-year vesting period, except as set forth above. For additional information on the vesting terms of the RSUs, see “—Potential Payments Upon Termination or Change in Control” below.

The RSUs granted to Messrs. Raucy, Hill and Stroud pursuant to the share matching arrangement were granted under the Company’s Amended and Restated 2014 Equity Incentive Plan.

Appointment of New Chief Operating Officer

In connection with our appointment of Dan Case as our new Chief Operating Officer effective May 23, 2017, we entered into an offer letter with Mr. Case, which provides for an annual base salary of $275,000 and a sign-on bonus of $30,000 following thirty days of employment with the Company. Mr. Case will also be eligible for an annual bonus, subject to the determination of the Board of Directors. In addition, the offer letter provides Mr. Case with the opportunity to purchase up to 68,027 shares of the Company’s common stock on the open market or in direct purchases from the Company during his first six months of employment with the Company, which purchase period was extended by the Board of Directors to June 15, 2018. At the end of the purchase period, the Company will match any such shares purchased by Mr. Case with a grant of restricted stock units, or RSUs, of the Company equal to two RSUs for each share purchased by Mr. Case. The RSUs will vest 20% per year over five years following the date granted, subject to continued employment through such vesting date. The aggregate maximum number of shares of the Company’s common stock that may be acquired pursuant to this arrangement, including through open market purchases, purchases from the Company and grants from the Company, is 204,081. Any shares purchased directly from the Company will be made at a price equal to the closing price of the Company’s common stock on the prior trading day, but at a price not less than the Company’s latest quarter end published book value per share. This arrangement was entered into outside of the Company’s existing stockholder approved equity plan (the Amended and Restated 2014 Equity Incentive Plan), and was approved by the Compensation Committee of the Board of Directors as an inducement material to Mr. Case entering into employment with the Company in reliance on Nasdaq listing rule 5635(c)(4). As of the Record Date, 2018, Mr. Case had purchased 56,276 shares of the Company’s common stock pursuant to this arrangement, 28,000 of which shares were purchased directly from the Company at a purchase price of $8.00 per share on September 14, 2017. Mr. Case did not have any outstanding equity awards as of December 31, 2017.

Potential Payments Upon Termination or Change in Control

Our Amended and Restated 2014 Equity Incentive Plan (the “Plan”), which was approved by our stockholders on May 29, 2015, contains certain provisions concerning the vesting and termination of equity awards granted under the Plan upon a termination of employment or upon a change in control. The Company’s restricted stock unit agreements entered into under the Plan also contain provisions concerning the vesting and termination of the RSUs granted thereunder.

Amended and Restated 2014 Equity Incentive Plan

Stock options granted under the Plan (except for stock options granted to directors of the Company) generally vest in five equal installments, with the first installment vesting on the grant date of the option. If an optionee’s employment is terminated voluntarily, without cause or due to a disability, all unvested stock options will vest pro-rata. Upon the death of an optionee, all unvested options will vest in full. If an optionee’s employment is terminated for cause, all outstanding options will terminate immediately.

In addition, the Plan provides that in the event an optionee’s employment is terminated voluntarily, without cause, due to a disability, or due to the optionee’s death, then any outstanding options will expire 90 days from the termination date.

Under the Plan, “cause” and “disability” are defined as follows:

“Cause” generally means a participant’s involuntary separation from employment for any of the following reasons: (i) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act that the Company determines has materially injured or is highly likely to materially injure the Company, or any other terminable offense; (ii) intentional damage to the Company’s assets; (iii) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (iv) improper, willful and material disclosure or use of the Company’s confidential information or other willful material breach of the participant’s duty of loyalty to the Company; (v) a willful, material violation of the Company’s policies and procedures or a material violation of the Company’s code of conduct that the Company determines has materially injured or is highly likely to materially injure the Company; or (vi) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company.

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“Disability” means the inability of a participant to continue employment with the Company or a subsidiary of the Company due to a long-term disability for which benefits are claimed or received under an insurance plan established by the Company or a subsidiary of the Company.

Under the Plan, upon a change in control of the Company, the Company’s board of directors (as constituted immediately prior to such change in control) may, in its discretion, (i) require that shares of the corporation resulting from such change in control, or a parent corporation thereof, be substituted for some or all of the common shares subject to an outstanding award granted under the Plan, with an appropriate and equitable adjustment as shall be determined by the board, and/or (ii) require outstanding awards granted under the Plan, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive: (1) a cash payment in an amount equal to the aggregate number of common shares then subject to the portion of any stock option surrendered multiplied by the excess, if any, of the fair market value (as defined under the Plan) of a common share as of the date of the change in control, over the exercise price per common share subject to such stock option; (2) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such change in control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (1) above; or (3) a combination of the payment of cash pursuant to clause (1) above and the issuance of shares pursuant to clause (2) above.

A “change in control” under the Plan generally means (i) the acquisition by any individual, entity or group of beneficial ownership of 50% or more of the then outstanding common shares or the combined voting power of the then outstanding securities of the Company, with certain exceptions; (ii) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, unless (A) the Company’s current beneficial owners retain more than 50% of the Company’s outstanding shares and combined voting power following such transaction, (B) no new individual entity or group will beneficially own 50% or more of the Company’s outstanding shares or combined voting power following such transaction, or (C) current members of the board will constitute at least a majority of the board following such transaction; or (iii) the consummation of a plan of complete liquidation or dissolution of the Company.

The Compensation Committee has the discretion to determine the form, amount and timing of each award granted under the Plan and all other terms and conditions of the award, including, without limitation, the form of the agreement evidencing the award. As such, future awards granted under the Plan may be subject to additional terms providing for accelerated vesting, pay outs or termination of the award upon a termination of employment or a change in control of the Company.

Restricted Stock Unit Agreements

The Company’s restricted stock unit agreements entered into with executive officers and non-employee directors under the Plan generally provide that the RSUs granted thereunder remain restricted until the applicable vesting date set forth in the agreement. In the event the grantee’s employment with the Company or service on the Company’s board of directors, as applicable, is terminated due to the grantee’s death or disability (as defined under the Plan) prior to one or more of the vesting dates, all unvested RSUs will vest as of the date of death or the date the grantee is determined to be experiencing a disability. In addition, in the event the grantee’s employment with the Company or service on the Company’s board of directors, as applicable, is terminated by the Company or by the grantee for any reason other than death or disability (as defined under the Plan), all unvested RSUs granted under the agreement will be forfeited as of the date of termination.

In addition to the general provisions described above, the restricted stock unit agreements entered into by the Company in connection with the share matching arrangements for Messrs. Raucy, Hill and Stroud and the Company’s non-employee directors (other than Mr. Wollney), as described above under “Compensation of Executive Officers — Executive Officer Share Matching Arrangements,” and “Director Compensation — Director Share Matching Arrangements,” contain special acceleration and termination provisions. Specifically, the agreements for Messrs. Raucy, Hill and Stroud provide that the vesting of the RSUs thereunder is subject to the continued employment of the executive through the applicable vesting date, with the ability of the board, in its discretion, to accelerate vesting in the event of the executive’s early retirement, and provided that the executive maintains ownership of the shares purchased through the full five-year vesting period. The agreements for the non-employee directors provide that the vesting of the RSUs granted thereunder is subject to the director’s continued service on the board through the applicable vesting date, provided that if a director makes himself available and consents to be nominated by the Company for continued service but is not nominated by the Board for election by the stockholders, other than for good reason as determined by the Board in its discretion, then such director’s RSUs will vest in full as of his last date of service as a director with the Company.  Pursuant to the terms of the share matching arrangement, as Mr. Horowitz was not nominated by the Board for re-election as a Director at the Annual Meeting, his 6,666 RSUs will vest in full upon the conclusion of the Annual Meeting.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, our executive officers, directors, and persons who own greater than 10% of our common stock (the “Section 16 Reporting Persons”) of the Company must file a Form 4 reporting the acquisition or disposition of the Company’s equity securities with the SEC no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder. Based solely on our review of the copies of such reports and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our Section 16 Reporting Persons were timely complied with during 2017, except that a Form 4 filed by Daniel E. Case, our Chief Operating Officer, reporting a purchase of common shares on June 5, 2017, filed on June 8, 2017, was inadvertently filed late.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND
EXECUTIVE OFFICERS

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of April 2, 2018 by:

●	Each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;

●	Each of our directors, director nominees, and named executive officers; and

●	All of our directors and executive officers as a group.

The number and percentages of shares beneficially owned are based on 5,984,766 common shares outstanding as of the Record Date. Information with respect to beneficial ownership has been furnished by each director, director nominee, executive officer and beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally require that such persons have voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options, warrants and restricted stock units held by each such person that are exercisable or vest within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned to them. Except as otherwise indicated below, the address for each beneficial owner is 1347 Property Insurance Holdings, Inc., 1511 N. Westshore Blvd, Suite 870, Tampa, FL 33607.

	Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% Beneficial Owners
Fundamental Global Investors, LLC(1) 4201 Congress Street, Suite 140, Charlotte, NC 28209	2,576,652	43.1%
Kingsway Financial Services, Inc.(2) 150 Pierce Road, Itasca, IL 60143	1,575,000	21.0%
Gordon G. Pratt(3) 1101 Brickell Avenue, South Tower, 8th Floor, Miami, FL 33131	642,745	10.2%
Harbert Discovery Fund, LP(4) 2100 Third Avenue North, Suite 600, Birmingham, AL 35203	461,141	7.7%
Solas Capital Management, LLC(5) 1063 Post Rd., 2nd Floor, Darien, CT 06820	367,846	6.1%

Named Executive Officers, Directors and Director Nominees
D. Kyle Cerminara(1)(8)	2,579,985	43.2%
Lewis M. Johnson(1)(8)	2,579,985	43.2%
Dennis A. Wong(8)	3,500	*
Larry G. Swets, Jr.(6)(8)	21,095	*
Scott D. Wollney	3,000	*
Joshua S. Horowitz(7)	72,640	1.2%
Douglas N. Raucy(9)(12)	90,984	1.5%
John S. Hill(10)(12)	27,713	*
Dan E. Case	56,276	*
Dean E. Stroud(11)(12)	25,279	*
General E. Gray Payne(13)	—	—
Executive Officers, Directors and Director Nominees as a Group (11 individuals)(14)	2,883,805	47.2%

* Less than 1.0%

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1.	Fundamental Global Investors, LLC shares voting and dispositive power with respect to 2,576,652 shares of the Company’s common stock. Fundamental Activist Fund I, LP shares voting and dispositive power with respect to 700,687 shares of the Company’s common stock (“FAFI”). FGI 1347 Holdings, LP (“FGIH”), of which RELM Wireless Corporation is the sole limited partner (“RWC”), shares voting and dispositive power with respect to 424,572 shares of the Company’s common stock. Mr. Cerminara is Chairman of the Board of Directors of RWC and Mr. Johnson is also a director of RWC. Fundamental Global Partners Master Fund, LP (“FGPM”) shares voting and dispositive power with respect to 403,156 shares of the Company’s common stock. FGI Global Asset Allocation Fund, Ltd. (“FGAA”) shares voting and dispositive power with respect to 5,296 shares of the Company’s common stock. FGI Global Asset Allocation Master Fund, LP (“FGGM”) shares voting and dispositive power with respect to 4,532 shares of the Company’s common stock. Ballantyne Strong, Inc. (“BTN”) shares voting and dispositive power with respect to 1,038,409 shares of the Company’s common stock. Information regarding beneficial ownership of our common stock by Fundamental Global Investors, LLC and its affiliates is included herein in reliance on a Schedule 13D/A filed with the SEC on March 21, 2018 and a Form 4 filed with the SEC on March 26, 2018. In addition, CWA Asset Management Group, LLC (“CWA”), of which 50% is owned by Fundamental Global Investors, LLC, holds 63,898 shares of the Company’s common stock for the accounts of individual investors, which represents approximately 1.1% of the Company’s outstanding shares of common stock. CWA has the power to direct the disposition of the shares of common stock held in its customer accounts while CWA’s customers retain the power to direct the voting of the shares of common stock held in their respective accounts. Due to their positions with Fundamental Global Investors, LLC and affiliated entities, D. Kyle Cerminara, Lewis M. Johnson and Joseph H. Moglia may be deemed to be beneficial owners of the shares of the Company’s common stock disclosed as directly owned by FAFI, FGIH, FGPM, FGAA and FGGM. Due to their positions with BTN, Fundamental Global Investors, LLC and affiliated entities, Messrs. Cerminara and Johnson may be deemed to be beneficial owners of the shares of the Company’s common stock disclosed as directly owned by BTN. Due to their positions as managers of CWA, Messrs. Cerminara and Johnson may be deemed to beneficially own the number of shares of common stock held in CWA’s customer accounts and disclosed as beneficially owned by CWA. The beneficial interests of Messrs. Cerminara and Johnson do not include 6,666 shares potentially issuable to each of Messrs. Cerminara and Johnson pursuant to restricted stock units granted on December 15, 2017, which are discussed above under the heading “Director Compensation - Director Share Matching Arrangements”. In addition to the shares of common stock reported as owned in this footnote 1, FGPM directly owns an aggregate of 34,620 shares of the Company’s 8.00% Cumulative Preferred Stock, Series A, par value $25.00 per share (the “Series A Preferred Stock”). In addition, CWA owns 57,060 shares of the Series A Preferred Stock for customer accounts, including 44 shares of Series A Preferred Stock held by Mr. Cerminara in a joint account with his spouse. The business addresses for Mr. Cerminara are c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209; c/o Ballantyne Strong, Inc., 11422 Miracle Hills Drive, Suite 300, Omaha, Nebraska 68154; and 131 Plantation Ridge Dr., Suite 100, Mooresville, North Carolina 28117. The business addresses for Mr. Johnson are c/o CWA Asset Management Group, LLC, 9130 Galleria Court, Third Floor, Naples, Florida 34109 and c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209.

2.	KFSI and its affiliates beneficially own 1.3% of our outstanding shares of common stock and warrants and performance shares to acquire an additional 25.0% of our outstanding shares of common stock. The number of beneficially owned shares attributed to KFSI includes warrants exercisable within 60 days of the Record Date to purchase 1,500,000 shares of the Company’s common stock. The warrants have an exercise price of $15.00 per share and expire on February 24, 2022. KFSI shares voting and dispositive power with respect to 1,575,000 shares of the Company’s common stock. 1347 Advisors LLC shares voting and dispositive power with respect to 1,500,000 shares of the Company’s common stock. Mendakota Casualty Company, or MCC, shares voting and dispositive power with respect to 75,000 shares of the Company’s common stock. 1347 Advisors LLC and MCC are subsidiaries of KFSI. Information regarding beneficial ownership of our common stock by KFSI and its affiliates is included herein in reliance on Schedule 13D/A filed with the SEC on March 20, 2018. The number of beneficially owned shares attributed to KFSI does not include 375,000 shares of the Company’s common stock potentially issuable to subsidiaries of KFSI pursuant to the March 26, 2014 Performance Share Grant Agreement. These shares are issuable as follows: (i) 125,000 shares at any time that the last sales price of the Company’s common stock trades at a price which equals or exceeds $12.00 per share for any 20 trading days within any 30 trading day period; (ii) 125,000 shares at any time that the last sales price of the Company’s common stock trades at a price which equals or exceeds $15.00 per share for any 20 trading days within any 30 trading day period; and (iii) 125,000 shares at any time that the last sales price of the Company’s common stock trades at a price which equals or exceeds $18.00 per share for any 20 trading days within any 30 trading day period.
3.	Mr. Pratt’s beneficial interest includes 312,500 shares of the Company’s common stock owned by Fund Management Group, LLC (“FMG”) as well as warrants to purchase 312,500 shares of the Company’s common stock at an exercise price of $9.60 per share which are owned by FEA Pratt Family Holdings LLC. Both FMG and FEA Pratt Family Holdings LLC are managed by Mr. Pratt, who also holds exclusive authority over both entities. Also included in his beneficial interest are 16,330 options granted to Mr. Pratt for his service as a director of the Company on March 31, 2014 as well as 1,415 options granted to Mr. Pratt for his service as a director of the Company on April 4, 2014. These options vested upon their issuance, have an exercise price equal to the market price of our common stock as of the date of issuance, and expire on March 31, 2019 and April 4, 2019, respectively. Mr. Pratt retired from our Board of Directors on March 5, 2017.
4.	Harbert Discovery Fund, LP (“Harbert Fund”), Harbert Discovery Fund GP, LLC (“Harbert Fund GP”), Harbert Fund Advisors, Inc. (“HFA”), Harbert Management Corporation (“HMC”), Jack Bryant, Kenan Lucas, and Raymond Harbert share voting and dispositive power with respect to 461,141 shares of the Company’s common stock. Messrs. Bryant and Lucas are directors and co-portfolio managers of the Harbert Fund GP, which serves as general partner of the Harbert Fund. Mr. Harbert is the controlling stockholder, Chairman and Chief Executive Officer of HMC, an alternative asset investment management firm that is the managing member of the Harbert Fund GP. Mr. Harbert also serves as the Chairman, Chief Executive Officer and Director of HFA, an indirect, wholly owned subsidiary of HMC, which provides the Harbert Fund with certain operational and administrative services. Information regarding beneficial ownership of our common stock by Harbert Fund and its affiliates is included herein in reliance on Schedule 13D/A filed with the SEC on January 11, 2018.
5.	Solas Capital Management, LLC and Frederick Tucker Golden, its managing member, share voting and dispositive power with respect to 367,846 shares of the Company’s common stock. Information regarding beneficial ownership of our common stock by Solas Capital Management, LLC and its affiliates is included herein in reliance on a Schedule 13G/A filed with the SEC on February 13, 2018.
6.	Includes 17,745 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date. Does not include shares reported as beneficially owned by KFSI, of which Mr. Swets is the Chief Executive Officer.
7.	Includes 52,074 shares of the Company’s common stock owned by Palm Global Small Cap Master Fund, of which Mr. Horowitz is portfolio manager, as well as 13,900 shares of the Company’s common stock held in various retirement accounts in the name of Mr. Horowitz or of his immediate family. Mr. Horowitz has voting and investment power over these shares. Also includes 6,666 shares issuable to Mr. Horowitz upon the vesting of restricted stock units granted to Mr. Horowitz on December 15, 2017, which are discussed under the heading “Director Compensation – Director Share Matching Arrangements.” Pursuant to the terms of the share matching arrangement, as Mr. Horowitz was not nominated by the Board for re-election as a director at the Annual Meeting, his restricted stock units will vest in full upon the conclusion of the Annual Meeting.
8.	The beneficial interests of Messrs. Cerminara, Johnson, Wong, and Swets do not include 6,666 shares potentially issuable to each of them pursuant to restricted stock units granted on December 15, 2017, which are discussed under the heading “Director Compensation - Director Share Matching Arrangements”.
9.	Includes 70,984 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date.
10.	Includes 11,713 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date.
11.	Includes 23,779 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date.
12.	The beneficial interests of Messrs. Raucy, Hill and Stroud do not include 12,500 shares potentially issuable to Mr. Raucy, and 4,000 shares potentially issuable to each of Messrs. Hill and Stroud pursuant to restricted stock units granted on May 29, 2015, which are discussed in footnote 2 of the “Outstanding Equity Awards at Fiscal Year-End” table herein as well as 40,000, 32,000 and 3,000 shares potentially issuable to Messrs. Raucy, Hill and Stroud, respectively, pursuant to restricted stock units granted on December 15, 2017, which are discussed in footnote 3 of the “Outstanding Equity Awards at Fiscal Year-End” table herein.
13.	General Payne is a director nominee.
14.	Includes (i) 2,576,652 shares reported as beneficially owned by Fundamental Global Investors, LLC, of which Messrs. Cerminara and Johnson are deemed to have beneficial ownership by virtue of their respective positions with Fundamental Global Investors, LLC, (ii) 52,074 shares owned by Palm Global Small Cap Master Fund, of which Mr. Horowitz is portfolio manager, (iii) 13,900 shares of common stock held in various retirement accounts in the name of Mr. Horowitz or of his immediate family, over which Mr. Horowitz has voting and investment power, and (iv) options to purchase our common shares exercisable within 60 days of the Record Date as follows: for Mr. Swets, 17,745 shares; for Mr. Raucy, 70,984 shares; for Mr. Hill, 11,713 shares; and for Mr. Stroud, 23,779 shares. Does not include shares reported as beneficially owned by KFSI, of which Mr. Swets is the Chief Executive Officer.

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Does not include (i) 6,666 shares potentially issuable to each of Messrs. Cerminara, Johnson, Wong, and Swets pursuant to restricted stock units granted on December 15, 2017, (ii) 12,500 shares potentially issuable to Mr. Raucy and 4,000 shares potentially issuable to each of Messrs. Hill and Stroud pursuant to restricted stock units granted on May 29, 2015, and (iii) 40,000, 32,000 and 3,000 shares potentially issuable to Messrs. Raucy, Hill and Stroud, respectively, pursuant to restricted stock units granted on December 15, 2017.

Transaction between Kingsway and Fundamental Global

On October 25, 2017, Kingsway America Inc., a wholly-owned subsidiary of Kingsway Financial Services Inc. (“KAI”), entered into a purchase agreement with Fundamental Global Investors, LLC (“FGI”), pursuant to which KAI agreed to sell 900,000 shares of our common stock to FGI or to one of FGI’s affiliate companies in two separate transactions. The first transaction, for the sale of 475,428 shares of our common stock, occurred on November 1, 2017. The second transaction, for the sale of 424,572 shares of our common stock, occurred on March 15, 2018. FGI is affiliated with D. Kyle Cerminara, where he serves as Chief Executive Officer, Co-Founder and Partner, and Lewis M. Johnson, where he serves as President, Co-Founder and Partner. Messrs. Cerminara and Johnson are both members of our Board of Directors.

TRANSACTIONS WITH RELATED PERSONS

It is the responsibility of the Audit Committee to review and approve, ratify or disapprove proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed pursuant to the SEC’s related person disclosure requirements). In accordance with the Audit Committee’s Charter, the Audit Committee will annually review a summary of directors’ and officers’ related party transactions and potential conflicts of interest. Below is a summary of our related party transactions for the fiscal years ended December 31, 2017 and 2016.

Transactions with Kingsway and its Affiliates

Prior to our initial public offering on March 31, 2014, the Company was a wholly-owned subsidiary of KAI, which is a wholly-owned subsidiary of Kingsway Financial Services Inc., or KFSI, a publicly owned holding company based in Toronto, Ontario, Canada. As of the Record Date, KFSI and its affiliates beneficially own 1.3% of our outstanding shares of common stock and warrants and performance shares to acquire an additional 25.0% of our outstanding shares of common stock. Larry G. Swets, Jr., the Chairman of our Board of Directors, is the Chief Executive Officer of KFSI.

Stock Purchase Agreement

On January 2, 2018, we entered into a Stock Purchase Agreement with 1347 Advisors LLC (“1347 Advisors”) and IWS Acquisition Corporation (“IWS”), affiliates of KFSI, pursuant to which we repurchased 60,000 shares of our Series B preferred stock (the “Series B Preferred Stock”) from 1347 Advisors for an aggregate purchase price of $1,740,000, representing (i) $1,500,000, comprised of $25 per share of Series B Preferred Stock, and (ii) declared and unpaid dividends in respect of the dividend payment due on February 23, 2018 amounting to $240,000 in the aggregate. Pursuant to the Stock Purchase Agreement, we also agreed to repurchase 60,000 shares of Series B Preferred Stock from IWS for an aggregate purchase price of $1,500,000, comprised of $25 per share of Series B Preferred Stock, without any dividend or interest payment, upon the completion of a capital raise resulting in the Company receiving net proceeds in excess of $5,000,000. On February 28, 2018, we completed the purchase of the 60,000 shares of Series B Preferred Stock from IWS using the proceeds from the underwritten public offering of shares of our 8.00% Cumulative Preferred Stock, Series A. The foregoing transactions were approved by a special committee of the Board of Directors of the Company consisting solely of independent directors.

In connection with the Stock Purchase Agreement, the Performance Shares Grant Agreement, dated February 24, 2015, between the Company and 1347 Advisors was terminated. Under the Performance Shares Grant Agreement, 1347 Advisors was entitled to receive 100,000 shares of our common stock from us if at any time the last sales price of our common stock equaled or exceeded $10.00 per share for any 20 trading days within any 30-trading day period. As the Milestone Event (as defined in the agreement) was never achieved, no shares of common stock were issued to 1347 Advisors under the Performance Shares Grant Agreement. We paid $300,000 to 1347 Advisors in consideration of its agreement to voluntarily terminate the Performance Shares Grant Agreement.

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2014 Performance Share Grant Agreement

On March 26, 2014, the Company entered into a Performance Share Grant Agreement, or PSGA, with KAI, whereby KAI is entitled to receive up to an aggregate of 375,000 shares of our common stock upon achievement of certain milestones regarding the Company’s stock price. Pursuant to the terms of the PSGA, if at any time the last sales price of our common stock equals or exceeds: (i) $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period, KAI will receive 125,000 shares of our common stock; (ii) $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period, KAI will receive 125,000 shares of our common stock (in addition to the 125,000 shares of common stock earned pursuant to clause (i) herein); and (iii) $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period, KAI will receive 125,000 shares of our common stock (in addition to the 250,000 shares of common stock earned pursuant to clauses (i) and (ii) herein). The shares of common stock granted to KAI will have a valuation equal to the last sales price of our common stock on the day prior to such grant. As of December 31, 2017, we have not issued any shares under the PSGA.

Trademark License Agreement

We are party to a Trademark License Agreement with 1347 Advisors, dated as of February 28, 2014, whereby 1347 Advisors granted us a limited personal, non-exclusive, royalty-free right and license to use the trade name “1347” in our corporate name and corporate logo. The agreement may be terminated by either party upon providing sixty days’ written notice to the other party. The agreement also expires upon the liquidation or dissolution of the Company.

Investment in Argo Management Group LLC

On April 21, 2016, KFSI completed the acquisition of Argo Management Group LLC, or Argo. Argo’s primary business is to act as the managing member of Argo Holdings Fund I, LLC, an investment fund in which the Company has committed to invest $1,000. As of December 31, 2017, the Company has invested $211 into the investment fund. The managing member of Argo, Mr. John T. Fitzgerald, was also appointed to KFSI’s board of directors on April 21, 2016.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will, among other things, indemnify and advance expenses to our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by us arising out of such person’s services as our director or officer, or any other company or enterprise to which the person provides services at our request. We believe that these agreements are necessary to attract and retain qualified persons as directors and officers.

Public Offering

Fundamental Global Partners Master Fund, LP, a fund managed by Fundamental Global Investors, LLC (“FGI”), one of the Company’s significant stockholders, purchased an aggregate of 34,620 shares of the Company’s 8.00% Cumulative Preferred Stock, Series A (the “Series A Preferred Stock”) in the Company’s underwritten public offering of the shares, at the public offering price of $25.00 per share, including 31,680 shares purchased for a total of approximately $792,000 on February 28, 2018, the closing date of the offering, and 2,940 shares purchased for a total of approximately $74,000 on March 26, 2018 in connection with the underwriters’ exercise of their over-allotment option. In addition, CWA Asset Management Group, LLC, of which 50% is owned by FGI, purchased 57,060 shares of the Series A Preferred Stock for customer accounts, including 44 shares of Series A Preferred Stock held D. Kyle Cerminara in a joint account with his spouse, at the public offering price. Mr. Cerminara, a member of our Board of Directors, serves as Chief Executive Officer, Co-Founder and Partner of FGI and Co-Chief Investment Officer of CWA, and Lewis M. Johnson, a member of our Board of Directors, serves as President, Co-Founder and Partner of FGI and Co-Chief Investment Officer of CWA.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders using their best judgement.

HOUSEHOLDING

We have adopted a procedure which has been approved by the SEC called householding. As permitted by the Exchange Act, stockholders of record having the same last name and residing at the same address who do not participate in electronic delivery of our proxy materials will receive only one copy of our proxy statement and annual report, unless one or more of those stockholders have notified us of their desire to receive multiple copies of the materials. If you live at the same address as another stockholder and would like to receive your own copy of this Proxy Statement or our 2017 annual report, or would like to receive single copy of our proxy materials in the future, please contact the Corporate Secretary at (813) 579-6213 or in writing at 1511 N. Westshore Blvd, Suite 870, Tampa, FL 33607 and a separate copy of this Proxy Statement or the 2017 annual report will be delivered to you promptly and without charge.

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Stockholders residing at the same address who currently receive only one copy of our proxy materials and who would like to receive an additional copy of this Proxy Statement or our 2017 annual report, or would like to receive multiple copies of our proxy materials for future meetings, may make this request by contacting our Corporate Secretary at (813) 579-6213 or in writing at 1511 N. Westshore Blvd, Suite 870, Tampa, FL 33607.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2019 ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2019 Annual Meeting of Stockholders must comply with Exchange Act Rule 14a-8. The deadline for submitting such proposals is December 21, 2018, unless the date of the 2019 Annual Meeting is more than 30 days before or after the one-year anniversary date of the Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2019 Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholders wishing to submit proposals for the 2019 Annual Meeting outside the process of Exchange Act Rule 14a-8 or nominate individuals to our Board of Directors must comply with the advance notice and other provisions of Article I, Section 4 of our bylaws. To be timely, notice of the proposal must be received by the Company between January 31, 2019 and March 2, 2019; provided, however, that in the event the date of the 2019 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of our Annual Meeting, to be timely, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2019 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2019 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be addressed to 1347 Property Insurance Holdings, Inc., Secretary of the Corporation, 1511 N. Westshore Blvd, Suite 870, Tampa, Florida 33607. The specific requirements for submitting stockholder proposals are set forth in Article I, Section 4 of our bylaws.

By Order of the Board of Directors

/s/ Larry G. Swets
Larry G. Swets
Chairman of the Board

Tampa, Florida
April 20, 2018

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Appendix A

1347 PROPERTY INSURANCE HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN

1. Establishment, Purpose, Duration.

a. Establishment. 1347 Property Insurance Holdings, Inc. (the “Company”) hereby establishes an equity compensation plan to be known as the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”). The Plan is effective as of March 22, 2018 (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company (the date of such stockholder approval being the “Approval Date”). Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan.

b. Purpose. The purpose of the Plan is to attract and retain Directors, Consultants, officers and other key Employees of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

c. Duration. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

d. Prior Plan. If the Company’s stockholders approve the Plan at the 2018 Annual Meeting of Stockholders, the 1347 Property Insurance Holdings, Inc. Amended and Restated 2014 Equity Incentive Plan (the “Prior Plan”) will terminate in its entirety effective on the Approval Date; provided that all outstanding awards under the Prior Plan as of the Approval Date shall remain outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan.

2. Definitions. As used in the Plan, the following definitions shall apply.

a. “Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

b. “Approval Date” has the meaning given such term in Section 1(a).

c. “Award” means an award of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, or Other Share-Based Awards granted pursuant to the terms and conditions of the Plan.

d. “Award Agreement” means either: (a) an agreement, in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (b) a statement, in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

e. “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

f. “Board” means the Board of Directors of the Company.

g. “Cause” as a reason for a Participant’s termination of a Participant’s Continuous Service shall have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Subsidiary or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the Participant’s duties to the Company or a Subsidiary that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company’s policies and practices; (ii) intentional damage to the Company’s (or a Subsidiary’s) assets; (iii) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (iv) improper, willful and material disclosure or use of the Company’s (or a Subsidiary’s) confidential information or other willful material breach of the participant’s duty of loyalty to the Company or a Subsidiary; (v) a willful, material violation of the Company’s policies and procedures as set out in its employee handbook or a material violation of the Company’s code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (vi) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company or a Subsidiary, as determined in good faith by the Company. The good faith determination by the Company of whether a Participant’s Continuous Service was terminated for “Cause” shall be final and binding for all purposes hereunder.

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h. “Change in Control” shall mean, unless otherwise specified in an Award Agreement, the occurrence of any of the following:

i. The acquisition by any Person of Beneficial Ownership of 50% or more of either (x) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”); or (y) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company); (B) any acquisition by the Company; (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; (D) any acquisition by Fundamental Global Investors, LLC, Ballantyne Strong, Inc., Kingsway Financial Services Inc. or any of their affiliates (collectively, the “Excluded Holders”); or (E) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (ii) of this Section 2(h); provided further, that for purposes of clause (B), if any Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company, any corporation controlled by the Company, or any of the Excluded Holders) shall become the beneficial owner of a Controlling Interest by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, acquire Beneficial Ownership of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities and such Beneficial Ownership is publicly announced, such additional Beneficial Ownership shall constitute a Change in Control; or

ii. The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (A) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than (I) the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company, or any corporation controlled by the Company; (II) any Excluded Holder; (III) the corporation resulting from such Corporate Transaction; or (IV) any Person which beneficially owned (directly or indirectly) a Controlling Interest immediately prior to such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

iii. The consummation of a plan of complete liquidation or dissolution of the Company.

i. “Code” means the Internal Revenue Code of 1986, as amended.

j. “Committee” means the Compensation and Management Resources Committee of the Board or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

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k. “Company” has the meaning given such term in Section 1(a) and any successor thereto.

l. “Consultant” means an independent contractor who (a) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director and (b) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

m. “Continuous Service” means the uninterrupted provision of services to the Company or any Subsidiary in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Subsidiaries, or any successor entities, in any capacity of Employee, Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

n. “Controlling Interest” has the meaning given such term in Section 2(h).

o. “Corporate Transaction” has the meaning given such term in Section 2(h).

p. “Date of Grant” means the date specified by the Committee on which the grant of an Award is to be effective. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.

q. “Director” means any individual who is a member of the Board and who is not an Employee.

r. “Effective Date” has the meaning given such term in Section 1(a).

s. “Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Laws.

t. “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

u. “Excluded Holders” has the meaning given such term in Section 2(h).

v. “Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if applicable The Nasdaq Stock Market LLC or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

w. “Good Reason” shall, with respect to any Participant, have the meaning specified in the applicable Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Subsidiary or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's duties or responsibilities as assigned by the Company or a Subsidiary, or any other action by the Company or a Subsidiary which results in a material diminution in such duties or responsibilities, excluding for this purpose any action which is remedied by the Company or a Subsidiary promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Subsidiary to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or a Subsidiary promptly after receipt of notice thereof given by the Participant.

x. “Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

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y. “Incumbent Board” has the meaning given such term in Section 2(h).

z. “Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

aa. “Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

bb. “Outstanding Company Common Stock” has the meaning given such term in Section 2(h).

cc. “Outstanding Company Voting Securities” has the meaning given such term in Section 2(h).

dd. “Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

ee. “Performance Award” has the meaning given such term in Section 12(a).

ff. “Performance Objectives” means the performance objective or objectives established by the Committee with respect to an Award granted pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives listed in Section 12(a). The Performance Objectives may be made relative to the performance of a group of comparable companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors. Any Performance Objectives that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), if applicable, or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

gg. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

hh. “Plan” means this 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan, as amended from time to time.

ii. “Prior Plan” has the meaning given such term in Section 1(d).

jj. “Qualified Termination” means any termination of a Participant’s Continuous Service during the two-year period commencing on a Change in Control (a) by the Company, any of its Subsidiaries or the entity resulting from a Change in Control other than for Cause, or (b) by the Participant for Good Reason.

kk. “Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

ll. “Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.

mm. “SEC” means the United States Securities and Exchange Commission.

nn. “Share” means a share of common stock of the Company, par value $0.001 per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 14.

oo. “Stock Appreciation Right” means a right granted pursuant to Section 7.

pp. “Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

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qq. “Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

rr. “Ten Percent Stockholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

3. Shares Available Under the Plan.

a. Shares Available for Awards. The maximum number of Shares that may be granted pursuant to Awards under the Plan shall be 300,000 Shares. All of the Shares authorized for grant under the Plan may be issued pursuant to Incentive Stock Options. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 14.

b. Share Counting. Except as provided in Section 3(c), the following Shares shall not count against the Share limit in Section 3(a): (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered, or otherwise terminated without the issuance of such Shares; (ii) Shares covered by an Award that is settled only in cash; and (iii) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees, Directors or Consultants as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed). This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

c. Prohibition of Share Recycling. Notwithstanding the foregoing, the following Shares subject to an Award shall not again be available for grant as described above, regardless of whether those Shares are actually issued or delivered to the Participant: (i) Shares tendered in payment of the exercise price of a Stock Option; (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation with respect to an Award; and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

d. Limits on Awards to Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (determined as of the applicable Date(s) of Grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year, taken together with any cash fees paid to such person during such calendar year, shall not exceed $200,000.

4. Administration of the Plan.

a. In General. The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or Employees any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

b. Determinations. The Committee shall have no obligation to treat Participants or eligible Employees, Directors and Consultants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Directors or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Directors or Consultants are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Directors, Consultants, Employees, Participants and their estates and beneficiaries.

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c. Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control.

5. Eligibility and Participation. Each Employee, Director and Consultant is eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Laws and the amount of each Award. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

6. Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. No dividend equivalents may be granted with respect to the Shares underlying a Stock Option.

b. Exercise Price. The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c. Term. The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

d. Exercisability. Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one or more Performance Objectives, and (b) time-based vesting requirements.

e. Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid, in the discretion of the Committee and as set forth in the applicable Award Agreement: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise or through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

f. Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(i) Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

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(iii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. No dividend equivalents may be granted with respect to the Shares underlying a Stock Appreciation Right.

b. Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c. Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

d. Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

e. Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Share Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

c. Custody of Certificates. To the extent deemed appropriate by the Committee, the Company may retain any certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

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d. Rights Associated with Restricted Shares during Restricted Period. During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period; provided, however, that any dividends with respect to unvested Restricted Shares shall be accumulated or deemed reinvested in additional Restricted Shares, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

9. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

c. Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

d. Dividend Equivalents. Restricted Share Units may provide the Participant with dividend equivalents, payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to unvested Restricted Share Units shall be accumulated or deemed reinvested in additional Restricted Share Units, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

10. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.

a. Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

c. Dividend Equivalents. Other Share-Based Awards may provide the Participant with dividend equivalents, on payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to unvested Other Share-Based Awards shall be accumulated or deemed reinvested, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

11. Compliance with Section 409A. Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 13): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted, modified or adjusted under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (ii) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

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12. Performance Objectives.

a. In General. As provided in the Plan, the vesting, exercisability and/or payment of any Award may be conditioned upon the achievement of one or more Performance Objectives (any such Award, a “Performance Award”). Any Performance Objectives shall be based on the achievement of one or more criteria selected by the Committee, in its discretion, which may include, but shall not be limited to, the following: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre- or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; Share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total stockholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels.

b. Establishment of Performance Objectives. With respect to any Performance Award, the Committee shall establish in writing the Performance Objectives, the performance period, and any formula for computing the payout of the Performance Awards. Such terms and conditions shall be established in writing during the first ninety days of the applicable performance period (or by such other date as may be determined by the Committee, in its discretion).

c. Certification of Performance. Prior to payment, exercise or vesting of any Performance Award, the Committee will certify in writing whether the applicable Performance Objectives and other material terms imposed on such Performance Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Performance Award.

d. Adjustments. If the Committee determines that a change in the Company’s business, operations, corporate structure or capital structure, or in the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may in its discretion adjust such Performance Objectives or the related level of achievement, in whole or in part, as the Committee deems appropriate and equitable, including, without limitation, to exclude the effects of events that are unusual in nature or infrequent in occurrence (as determined in accordance with applicable financial accounting standards), cumulative effects of tax or accounting changes, discontinued operations, acquisitions, divestitures and material restructuring or asset impairment charges.

13. Transferability. Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

14. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the number and kind of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 14 that would (i) cause any Stock Option intended to qualify as an ISO to fail to so qualify, (ii) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (iii) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

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15. Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

16. Withholding Taxes. To the extent required by Applicable Laws, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of the exercise of a Stock Option or Stock Appreciation Right, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment, or recognize the transfer or disposition of any Shares, until such withholding tax obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the amount required to be withheld. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee. In no event will the Fair Market Value of the Shares to be withheld or tendered pursuant to this Section 16 to satisfy applicable withholding taxes exceed the amount of taxes required to be withheld based on the maximum statutory tax rates in the applicable taxing jurisdictions.

17. Foreign Participants. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may approve such sub-plans, supplements to or amendments, modifications, restatements or alternative versions of this Plan as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have Employees or Consultants.

18. Compensation Recovery Policy. Any Award granted to a Participant shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy maintained by the Company from time to time, including any such policy that may be maintained to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the SEC or applicable securities exchange.

19. Change in Control.

a. Committee Discretion. The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, determine whether and to what extent outstanding Awards under the Plan shall be assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, whether such Awards shall be continued by the Company), in each case subject to equitable adjustments in accordance with Section 14 of the Plan.

b. Awards that are Assumed. To the extent outstanding Awards granted under this Plan are assumed, converted or replaced by the resulting entity in the event of a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are continued by the Company) as provided in Section 19(a) of the Plan, then, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) any outstanding Awards that are subject to Performance Objectives shall be converted to service-vesting awards by the resulting entity, as if “target” performance had been achieved as of the date of the Change in Control, and shall continue to vest based on the Participant’s Continuous Service during the remaining performance period or other period of required service, and (ii) all other Awards shall continue to vest during the applicable vesting period, if any. Notwithstanding the preceding sentence, if a Participant incurs a Qualified Termination, then upon such termination, all outstanding Awards shall become fully vested and any such Awards that are Stock Options or Stock Appreciation Rights shall become fully exercisable and shall remain exercisable for the full duration of their term.

c. Awards that are not Assumed. To the extent outstanding Awards granted under this Plan are not assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are not continued by the Company) in accordance with Section 19(a) of the Plan, then effective immediately prior to the Change in Control, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, (ii) all restrictions with respect to outstanding Awards shall lapse, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (iii) all outstanding Awards shall become fully vested.

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d. Cancellation Right. The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, provide that any outstanding Award (or a portion thereof) shall, upon the occurrence of such Change in Control, be cancelled in exchange for a payment in cash or other property (including shares of the resulting entity in connection with a Change in Control) in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Award, over any exercise price related to the Award, which amount may be zero if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards.

20. Amendment, Modification and Termination.

a. In General. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires stockholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

b. Adjustments to Outstanding Awards. The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare.

c. Prohibition on Repricing. Except for adjustments made pursuant to Sections 14 or 19, the Board or the Committee will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the stockholders of the Company, except as provided in Sections 14 or 19. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 20(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Sections 14 or 19.

d. Effect on Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary (other than Sections 14, 19, 20(b) and 22(d)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that the Committee may modify an ISO held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

21. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

22. Miscellaneous.

a. Deferral of Awards. Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee, in its discretion, may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. Any elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

b. No Right of Continued Service. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. Awards granted under the Plan shall not be considered a part of any Participant’s normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments, and in no event shall any Award be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary or affiliate.

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c. Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

d. Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

e. Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

f. Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

[END OF DOCUMENT]

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Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
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NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 General E. Gray Payne 02 Douglas N. Raucy

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

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SHARES
CUSIP #
SEQUENCE #

0000371181_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

1347 PROPERTY INSURANCE HOLDINGS, INC.
Annual Meeting of Stockholders
May 31, 2018 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Douglas N. Raucy and John S. Hill, and either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of 1347 PROPERTY INSURANCE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held at 10:00 AM, EDT on May 31, 2018, at the offices of 1347 Property Insurance Holdings, Inc., 1511 N. Westshore Blvd., Suite 820, Tampa, FL 33607 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000371181_2 R1.0.1.17